UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 12, 2010 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

536 East Pike Avenue (Address of principal executive offices)		59019 (Zip Code)
4063738700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

On January 12, 2010, Stillwater Mining Company issued a press release announcing the preliminary unaudited fourth quarter and full-year 2009 mine production results, platinum-group metal (PGM) recycling volumes processed and average prices realized for its sales of mined platinum and palladium.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated January 12, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2010	STILLWATER MINING COMPANY By: /s/ John R. Stark John R. Stark Vice President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated January 12, 2010